EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND

(the “Fund”)
Supplement to Summary Prospectus dated March 1, 2024

The following changes will be effective on or about December 31, 2024:

1.	The following replaces the section titled “Portfolio Managers” in “Management”:

Patrick Campbell, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Hussein Khattab, Executive Director of Morgan Stanley and MSIM Ltd., has managed the Fund and the Portfolio since March 2022.

Kyle Lee, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Brian Shaw, Executive Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since December 31, 2024.

Federico Sequeda, Executive Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Sahil Tandon, Managing Director of Morgan Stanley and MSIM Ltd., has managed the Fund and the Portfolio since December 31, 2024.

December 12, 2024	48570-00 12.12.24